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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2002

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

           Maryland                      1-10899               13-2744380
        ---------------               --------------         ---------------
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 7.  Financial Statements and Exhibits

         The items listed below are filed as exhibits and are incorporated by reference into the registration statements on Form S-3 and all amendments thereto (No. 333-61303 and No. 333-59970).

Exhibits

         1(h) Terms Agreement, dated November 18, 2002, by and among, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, and Kimco Realty Corporation.

         1(i) Underwriting Agreement, dated November 18, 2002, by and among, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, and Kimco Realty Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2002                  KIMCO REALTY CORPORATION
                                          (registrant)


                                          By:  /s/ Glenn G. Cohen
                                              ---------------------------------
                                          Name: Glenn G. Cohen
                                          Its: Vice President-Treasurer